UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2007 (December 1, 2007)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departue of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chemtura Corporation (NYSE: CEM) announced that Mr. Lynn A. Schefsky, 59, has added the role of secretary to his current position of senior vice president and general counsel, which he has held since 2004.

Mr. Schefsky was named secretary, effective Dec. 1, following the recent retirement of Barry J. Shainman, 64, who had served as secretary since 2000.

Item 9.01 Financial Statements and Exhibits

*     *     *

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Chemtura Names Schefsky Secretary in Addition to General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
(Registrant)
By: Name: Title:	/s/ Lynn A. Schefsky Lynn A. Schefsky Senior Vice President, General Counsel and Secretary

Date:	December 4, 2007

Exhibit Index

Exhibit Number	Exhibit Description

99.1	Chemtura Names Schefsky Secretary in Addition to General Counsel